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                               FIRST AMENDMENT TO
                        INVESTOR SUBSCRIPTION AGREEMENT
                       AND REGISTRATION RIGHTS AGREEMENT
                       OF APPLIED VOICE RECOGNITION, INC.

     THIS FIRST AMENDMENT TO INVESTOR SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT (the "Amendment") is made and entered into as of this 30th day of July, 1998, by and between APPLIED VOICE RECOGNITION, INC., a Delaware corporation ("Seller"), with offices at 4615 Post Oak Place, Suite 111, Houston, Texas 77027 and RALF NICKELEIT-BONNIER, an individual ("Buyer"), with offices at Heimfelder Strasse 114, 21075 Hamburg, Germany.

       INTRODUCTORY PROVISIONS:

     The following provisions are a part of and form the basis for this
Amendment:

     A. Seller and Buyer previously entered into an Investor Subscription Agreement (the "Agreement") dated June 30, 1998 whereby Buyer agreed to purchase certain securities of Seller.

     B. Seller and Buyer previously entered into a Registration Rights Agreement (the "Registration Agreement") dated June 30, 1998 whereby Seller granted to Buyer certain rights concerning the securities acquired by Buyer.

     C. Seller and Buyer desire to modify the Agreement and the Registration Agreement to reflect the current agreement of Seller and Buyer.

     NOW, THEREFORE, Seller and Buyer (collectively, the "Parties") hereby agree as follows:

1. Section 1 of the Agreement is deleted in its entirety and the following is substituted therefor:

     "1.  AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

(i) Buyer hereby subscribes for Six Thousand Two Hundred Fifty (6,250) Shares of Series C Preferred Stock in exchange for Sixty Two Thousand Five Hundred and no/100 Dollars ($62,500.00) in cash (the "Purchase Price"). Buyer shall pay the Purchase Price for the Shares by wire transfer of immediately available, federal funds in United States dollars against counter-delivery of the Shares by Seller. The closing of the purchase and sale of the Shares (the "Closing") shall take place on or about July 15, 1998.

(ii) The rights, privileges and preferences of the Series C Preferred Stock, shall be as set forth in the Certificate of Designation attached as Exhibit "A" to this Agreement."

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  1. Section 3 of the Agreement is deleted in its entirety and the following is substituted therefor:

     "2.  SELLER'S REPRESENTATIONS AND COVENANTS.

     Seller represents, warrants and covenants to Buyer that Seller has not employed any investment banker, broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transaction contemplated by this Agreement except that Seller has (i) retained directly or indirectly Equity Services, Ltd. ("ESL") and (ii) has agreed to pay a finder's fee to Capital Solutions, Inc. ("CSI").

     In addition, the representations and warranties of the Company contained in that certain placement agreement dated July _____, 1998, by and between Seller and ESL (the "Placement Agreement") are incorporated herein by reference and shall be as if made herein. The aforementioned representations and warranties of Seller shall survive the Closing."

1. The first recital of the Registration Agreement is deleted in its entirety and the following is substituted therefor:

     "WHEREAS, the Shareholder is acquiring Six Thousand Two Hundred Fifty (6,250) shares of the Company's Series C 4% cumulative convertible preferred stock, stated value $10.00 per share (the "Series C Preferred Stock") pursuant to that certain Investor Subscription Agreement by and between the Company and the Shareholder dated June 30, 1998, as amended (the "Investor Agreement"); and"

2. Capitalized terms used herein that are not defined shall have the meanings given them in the Agreement and the Registration Agreement.

3. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the representations, warranties, covenants and obligations of the parties hereto as evidenced by the Agreement and the Registration Agreement (and all Exhibits thereto).

4. This Amendment shall be construed in accordance with the internal laws of the State of Texas.

5. This Amendment may be executed in any number of counterparts, each of which taken together shall constitute one and the same instrument.

6. This Amendment may be executed by facsimile copy and any such facsimile copy bearing the facsimile signature of any party hereto shall have full legal force and effect and shall be binding against the party having executed this Amendment by facsimile.

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     EXECUTED to be effective as of the date first written hereinabove.


                         APPLIED VOICE RECOGNITION, INC.



                         By:
                             TIMOTHY J. CONNOLLY, Chairman & CEO



                             RALF NICKELEIT-BONNIER


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